M

           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                            AS OF SEPTEMBER 11, 2007

     As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW

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                                                                                    UNAUDITED AVERAGE
                                                      ESTIMATED       ESTIMATED     PER DAY OPERATING
             RATED                                    CONTRACT        CONTRACT         COSTS (NOT             ADDITIONAL
RIG NAME     WATER     LOCATION      CUSTOMER         END DATE        DAYRATE       INCLUDING TAX) FOR        COMMENTS
             DEPTH                                                                  THE THREE MONTHS
                                                                                    ENDED JULY 31,
                                                                                    2007/MONTH ENDED
                                                                                   JULY 31, 2007 ONLY
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SEMISUBMERSIBLES:

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
ATWOOD       5000'     Australia     BHP BILLITON     FIRM WORK -     3 wells at    $107,000/$105,000         Wells are
EAGLE                                PETROLEUM PTY    (4 wells)       approximately                           subject to a
                                     ("BHPB")         December 2007   $160,000                                change in
                                                                      1 well at                               sequence and a
                                                                      approximately                           portion of the
                                                                      $170,000                                dayrate is
                                                                                                              subject to some
                                                                                                              change due to
                                                                                                              currency
                                                                                                              exchange rate
                                                                                                              variance.


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                      Australia      BHPB             OPTIONS -       Approximately     N/A                   A portion of the
                                                      (2 wells)       $170,000                                dayrate is
                                                      February 2008                                           subject to some
                                                      if the two                                              change due to
                                                      remaining options                                       currency
                                                      wells are drilled.                                      exchange rate
                                                                                                              variance.
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                      Australia       ENI Spa AGIP    FIRM WORK -     $360,000          N/A                   We expect the
                                      EXPLORATION &   (1 well)                                                well to take 40
                                      PRODUCTION      April 2008 (assuming                                    to 45 days to
                                      DIVISION        that  the two above                                     complete.
                                      ("ENI")         option wells are
                                                      drilled)

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                      Australia       WOODSIDE        FIRM WORK -     $405,000          N/A                   A portion of the
                                      ENERGY LTD      (2 years)                                               dayrate is
                                      ("WOODSIDE")    April 2010 (assuming                                    subject to some
                                                      that the two above                                      change due to
                                                      option wells are                                        currency
                                                      drilled)                                                exchange rate
                                                                                                              variance.

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                      Australia       N/A             N/A              N/A              N/A                   The rig is
                                                                                                              expected to
                                                                                                              incur ten to
                                                                                                              fourteen zero
                                                                                                              rate days during
                                                                                                              the first
                                                                                                              quarter of
                                                                                                              fiscal year 2008
                                                                                                              for required
                                                                                                              regulatory
                                                                                                              inspections and
                                                                                                              planned
                                                                                                              maintenance.

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ATWOOD       5,000'   Egypt           BURULLUS        FIRM WORK -      Commencing        $76,000/$58,000      In August, the
HUNTER                                GAS CO.         January 2008     August 22, 2007                        rig incurred one
                                      ("BURULLUS")                     $320,000 first                         zero rate day
                                                                       90 days                                due to equipment
                                                                       $355,000 next                          issues.
                                                                       35 days
                                                                       $410,000
                                                                       thereafter
                                                                       (expected to be
                                                                       15 days)

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                      Mauritania      WOODSIDE        FIRM WORK        $240,000
                                      (Reinstatement  August 2008
                                      of suspended
                                      contract)
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                      TBD             WOODSIDE        OPTIONS -        TBD               N/A                  The rig could
                                                      Two (2) six-month                                       incur ten (10)
                                                      options.                                                zero rate days
                                                      August 2009, if                                         in the fourth
                                                      exercised at                                            quarter of
                                                      negotiated market                                       fiscal year 2009
                                                      rate. (Agreement has                                    for regulatory
                                                      to be executed by                                       inspections.
                                                      December 2007)
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                                       2

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                      TBD             N/A             N/A              N/A               N/A                  The rig could
                                                                                                              incur three to
                                                                                                              five zero rate
                                                                                                              days during the
                                                                                                              fourth quarter
                                                                                                              of fiscal year
                                                                                                              2007 for some
                                                                                                              planned
                                                                                                              maintenance. The
                                                                                                              rig could also
                                                                                                              incur fifteen to
                                                                                                              twenty zero rate
                                                                                                              days depending
                                                                                                              upon the rigs
                                                                                                              drilling
                                                                                                              schedule
                                                                                                              sometime between
                                                                                                              December 2007
                                                                                                              and August 2008
                                                                                                              for certain
                                                                                                              equipment
                                                                                                              upgrades.

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ATWOOD       5,000'   Malaysia        SARAWAK SHELL  FIRM WORK -       $160,000/         $59,000/$64,000       (The $24
FALCON                                BERHAD         (2 years)         $200,000                                million Shell
                                      ("SHELL")      July 2009         (dayrate                                reimbursement is
                                                                       depends on                              being amortized
                                                                       water depth of                          as revenues over
                                                                       each well)                              the remaining firm
                                                                                                               contract commitment
                                                                                                               following the upgrade
                                                                                                               (32 months) which
                                                                                                               will increase dayrate
                                                                                                               revenues by
                                                                                                               approximately
                                                                                                               $24,000.)
                                                                                                               Most of the work
                                                                                                               during this period is
                                                                                                               expected to be at
                                                                                                               the $160,000 dayrate
                                                                                                               level.  (The rig
                                                                                                               could  incur 5 to 10
                                                                                                               zero rate days
                                                                                                               during  the first
                                                                                                               quarter of fiscal
                                                                                                               year 2009 due to
                                                                                                               required regulatory
                                                                                                               inspections.)
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                      Malaysia        SHELL          OPTION -          TBD               N/A
                                                     (1 year)

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ATWOOD      2,000'    Turkey          TURKIYE        FIRM WORK -       3 wells at        $58,000/$54,000
SOUTHERN                              PETROLLERI     (3 wells)         $290,000
CROSS                                 A.O.("TPAO")   October/November
                                                     2007

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                      Bulgaria        MELROSE        FIRM WORK -       $145,000          N/A
                                                     (2 wells)
                                                     December 2007
                                                     /January 2008
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


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                      Bulgaria        MELROSE        FIRM WORK -       $380,000          N/A
                                                     (1 well)
                                                     January/February 2008

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                      Turkey          TPAO           FIRM WORK -       $320,000          N/A
                                                     (1 well)
                                                     February/March 2008

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                      TBD             N/A             N/A              N/A               N/A                   The rig incurred
                                                                                                                eight zero rate
                                                                                                                days in August
                                                                                                                2007  for
                                                                                                                regulatory
                                                                                                                inspections and
                                                                                                                could incur
                                                                                                                another two to
                                                                                                                five zero rate
                                                                                                                days during the
                                                                                                                second quarter
                                                                                                                of fiscal year
                                                                                                                2008 for some
                                                                                                                maintenance work.
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CANTILEVER JACK-UPS:

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ATWOOD      400'      India           GUJARAT STATE  FIRM WORK -       $113,000         $43,000/$43,000
BEACON                                PETROLEUM      January 2008
                                      CORPORATION LTD
                                      ("GSPC")

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                      India           GSPC           FIRM WORK -       $133,500         N/A
                                                     (12 months)
                                                     January 2009

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                      India           GSPC           OPTIONS - (1 year) TBD             N/A

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VICKSBURG   300'      Thailand        CHEVRON        FIRM WORK -       $154,000         $42,000/$43,000
                                      OVERSEAS       (2 years)
                                      PETROLEUM      June 2009
                                      ("CHEVRON")

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                      Thailand        N/A            N/A                N/A              N/A                    The rig incurred
                                                                                                                two zero rate
                                                                                                                days in July
                                                                                                                2007 for
                                                                                                                required
                                                                                                                regulatory
                                                                                                                inspections and
                                                                                                                one zero rate
                                                                                                                day in August
                                                                                                                relating to
                                                                                                                equipment
                                                                                                                issues.
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



SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK     1,800'   Equatorial       AMERADA HESS   FIRM WORK -       $71,900           $79,000/$74,000        Contract
                     Guinea           EQUATORIAL     September         (plus                                    provides for
                                      GUINEA, INC.   2008              approximately                            dayrate
                                      ("HESS")                         $19,000 of                               increases
                                                                       amortized per                            based upon
                                                                       day revenue.)                            certain cost
                                                                                                                escalations as well
                                                                                                                as an approximately
                                                                                                                $15,000 per day
                                                                                                                reduction  during
                                                                                                                periods when the
                                                                                                                rig is being
                                                                                                                relocated to a new
                                                                                                                drilling site.
                                                                                                                Thus far, in the
                                                                                                                fourth  quarter of
                                                                                                                fiscal year 2007,
                                                                                                                the rig has incurred
                                                                                                                six zero rate days
                                                                                                                due to equipment
                                                                                                                related issues.

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                     Equatorial       HESS           OPTIONS -         $71,900           N/A                    Dayrate
                     Guinea                          (2 years)                                                  subject to
                                                     September                                                  increase due
                                                     2010                                                       to contract
                                                     (if all                                                    cost
                                                     four                                                       escalations.
                                                     six-month
                                                     options are
                                                     exercised)
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SUBMERSIBLE:

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RICHMOND    70'      US Gulf of      HELIS OIL &     FIRM WORK -      $80,000           $35,000/$32,000
                     Mexico          GAS ("HELIS")   October 2007

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                     US Gulf of      N/A              N/A              N/A              N/A                    The rig is
                     Mexico                                                                                    expected to
                                                                                                               incur forty
                                                                                                               (40) to sixty
                                                                                                               (60)  zero rate
                                                                                                               days during the
                                                                                                               first quarter
                                                                                                               of fiscal year
                                                                                                               2008 for a life
                                                                                                               enhancing
                                                                                                               upgrade.  This
                                                                                                               upgrade is
                                                                                                               expected to
                                                                                                               cost $13
                                                                                                               million to $15
                                                                                                               million and
                                                                                                               will extend the
                                                                                                               life of the rig
                                                                                                               seven years
                                                                                                               from January
                                                                                                               2008.
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

NOTE - EXPECTED TAX RATE

         1) The effective tax rate for fiscal year 2007 is now expected to be around 14%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

                           PER DAY FOR JULY  2007             $ 16,000



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